Exhibit 99.1

OpenText Intelligent Growth Strategy Drives Record Fourth Quarter and Fiscal Year 2014 Financial Results
Appoints John Doolittle Chief Financial Officer
Waterloo, ON, July 30, 2014 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the fourth quarter and fiscal year ended June 30, 2014, and the appointment of John Doolittle as Chief Financial Officer.
Financial Highlights for Q4 FY14 (1)

•	Total revenue was $494.0 million, up 42% Y/Y

•	License revenue was $99.7 million, up 27% Y/Y

•	Cloud services revenue was $148.9 million, up 255% Y/Y

•	Customer support revenue was $183.9 million, up 12% Y/Y

•	Non-GAAP-based EPS, diluted was $1.05 compared to $0.72 Y/Y, up 48%; GAAP-based EPS, diluted was $0.72 compared to $0.36 Y/Y up 100%, on a post stock-split basis.(2)

•	Non-GAAP-based income from operations was $162.2 million and 33% of revenues, up 58% Y/Y; GAAP-based income from operations was $107.7 million and 22% of revenues, up 118% Y/Y.(2)

•	Operating cash flow was $134.9 million, up 107% Y/Y, with an ending cash balance of $427.9 million.
Financial Highlights for FY14 (1)

•	Total revenue for the period was $1,624.7 million, up 19% Y/Y

•	License revenue was $309.2 million, up 11% Y/Y

•	Cloud services revenue was $361.1 million, up 108% Y/Y

•	Customer support revenue was $707.0 million, up 7% Y/Y

•	Non-GAAP-based EPS, diluted was $3.37 compared to $2.79 Y/Y, up 21%; GAAP-based EPS, diluted was $1.81 compared to $1.26 Y/Y, up 44%, on a post stock-split basis.(2)

•	Non-GAAP-based income from operations was $502.7 million and 31% of revenues, up 26% Y/Y; GAAP-based income from operations was $300.5 million and 18% of revenues, up 52% Y/Y.(2)

•	Operating cash flow was $417.1 million, up 31%Y/Y, with an ending cash balance of $427.9 million.

“Our focus on Enterprise Information Management is well aligned to the strategic priorities of our customers. We delivered record quarterly and full fiscal year results, including full fiscal year total revenues of $1.625 billion, up 19%, license of $309 million, up 11%, and operating cash flows of $417 million, up 31% year over year," said Mark J. Barrenechea OpenText CEO. "For Fiscal 2015, we are committed to unlocking further value, growth and leadership for our customers, partners and shareholders through focused execution utilizing our Intelligent Growth Business System (OTIGS).”

Appoints John Doolittle as Chief Financial Officer

Mr. Doolittle is a senior executive with more than 20 years of financial experience, including most recently as Chief Financial Officer (CFO) of Mattamy Homes Limited, Canada’s largest new home builder, and with Nortel Networks Corporation, where he held senior global finance roles.

"John brings tremendous experience as a seasoned global executive,” said Mark J. Barrenechea OpenText CEO. "He has the breadth of financial skills, experience and leadership to take our finance organization and our company to the next level of scale, efficiency and growth."

Commenting on his appointment, Mr. Doolittle said, “OpenText’s strategy of Enterprise Information Management is placing OpenText in a winning market position. I look forward to joining Mark’s world-class executive team and contributing to the company’s exciting next phase of growth and execution.”

Effective September 8, 2014, Mr. Doolittle will replace Paul McFeeters who previously announced his intention to retire from his position as CFO by no later than September 30, 2014. Mr. Doolittle will work with Mr. McFeeters to ensure a seamless transition of financial leadership responsibilities.

Barrenechea further added, “I would like to take this opportunity again to thank Paul McFeeters. Paul has served as our CFO for 8 years, his career spans nearly 40 years and I thank him for his extraordinary service to the company. John and Paul will work together to ensure a textbook transition.”

Business Highlights

•	Basic materials, technology, services and financial industries saw the most demand

•	16 license transactions over $1 million and 11 license transactions between $500K and $1 million

•
Customer successes in the quarter include Banco Original, The City of Calgary, FMC Technologies, Joy Global, Del Monte Foods Inc, Tata Motors Limited, Superior Tribunal de Justiça, AbbVie and Eisenmann AG

•	OpenText launches Discovery Suite to capture and create value in big content

•	SAP and OpenText to accelerate global adoption of enterprise content management

•	OpenText receives SAP® Pinnacle Award for the seventh consecutive year

•	OpenText announces free enterprise file synchronization and sharing for content management customers

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared a quarterly cash dividend to holders of the Company's Common Shares of $0.1725. The record date for this dividend is August 29, 2014 and the payment date is September 19, 2014. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q4 FY14	Q3 FY14	Q4 FY13	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$494.0	$442.8	$347.3	11.6%		42.2%
GAAP-based gross margin	69.1%	67.3%	66.0%	180	bps	310	bps
GAAP-based operating margin	21.8%	15.1%	14.2%	670	bps	760	bps
GAAP-based EPS, diluted	$0.72	$0.38	$0.36	89.5%		100.0%
Non-GAAP-based gross margin (2)	72.9%	71.3%	72.9%	160	bps	—	bps
Non-GAAP-based operating margin (2)	32.8%	29.1%	29.5%	370	bps	330	bps
Non-GAAP-based EPS, diluted (2)	$1.05	$0.84	$0.72	25.0%		45.8%

Summary of Year to Date Results
	FY14	Q3 FY14 YTD	FY13	% Change (Y/Y)
Revenue (million)	$1,624.7	$1,130.7	$1,363.3	19.2%
GAAP-based gross margin	68.5%	68.3%	64.4%	410	bps
GAAP-based operating margin	18.5%	17.1%	14.5%	400	bps
GAAP-based EPS, diluted	$1.81	$1.08	$1.26	43.7%
Non-GAAP-based gross margin (2)	72.9%	73.0%	71.3%	160	bps
Non-GAAP-based operating margin (2)	30.9%	30.1%	29.3%	160	bps
Non-GAAP-based EPS, diluted (2)	$3.37	$2.32	$2.79	20.8%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 866-530-1553 (toll-free) or 416-847-6330 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at
http://investors.opentext.com/events.cfm .

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 8:00 p.m. on August 14, 2014 and can be accessed by dialing 888-203-1112 (toll-free) or 647-436-0148 (international) and entering the confirmation code: 6995981 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2014 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the

Company's products and services in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2014 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	June 30, 2014	June 30, 2013

ASSETS
Cash and cash equivalents	$427,890	$470,445
Accounts receivable trade, net of allowance for doubtful accounts of $4,499 as of June 30, 2014 and $4,871 as of June 30, 2013	292,929	174,927
Income taxes recoverable	24,648	17,173
Prepaid expenses and other current assets	42,053	43,464
Deferred tax assets	28,215	11,082
Total current assets	815,735	717,091
Property and equipment	142,261	88,364
Goodwill	1,963,557	1,246,872
Acquired intangible assets	725,318	363,615
Deferred tax assets	156,712	135,695
Other assets	52,041	25,082
Deferred charges	52,376	67,633
Long-term income taxes recoverable	10,638	10,465
Total assets	$3,918,638	$2,654,817
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$231,954	$188,443
Current portion of long-term debt	62,582	51,742
Deferred revenues	332,664	282,387
Income taxes payable	31,630	4,184
Deferred tax liabilities	1,053	1,127
Total current liabilities	659,883	527,883
Long-term liabilities:
Accrued liabilities	41,999	17,849
Deferred credits	17,529	11,608
Pension liability	60,300	24,509
Long-term debt	1,256,750	513,750
Deferred revenues	17,248	11,830
Long-term income taxes payable	162,131	140,508
Deferred tax liabilities	60,631	69,672
Total long-term liabilities	1,616,588	789,726
Shareholders' equity:
Share capital
121,758,432 and 118,057,772 Common Shares issued and outstanding at June 30, 2014 and June 30, 2013, respectively; Authorized Common Shares: unlimited	792,834	651,642
Additional paid-in capital	112,398	101,865
Accumulated other comprehensive income	39,449	39,890
Retained earnings	716,317	572,885
Treasury stock, at cost (763,278 shares at June 30, 2014 and 1,221,756 at June 30, 2013, respectively)	(19,132)	(29,074)
Total OpenText shareholders' equity	1,641,866	1,337,208
Non-controlling interests	301	—
Total shareholders' equity	1,642,167	1,337,208
Total liabilities and shareholders' equity	$3,918,638	$2,654,817

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Year Ended June 30,
	2014	2013	2012
Revenues:
License	$309,217	$279,598	293,719
Cloud services	361,069	173,799	—
Customer support	707,024	658,216	656,568
Professional service and other	247,389	251,723	257,186
Total revenues	1,624,699	1,363,336	1,207,473
Cost of revenues:
License	13,362	16,107	18,033
Cloud services	135,472	72,365	—
Customer support	95,980	106,948	110,504
Professional service and other	196,939	196,874	204,909
Amortization of acquired technology-based intangible assets	69,917	93,610	84,572
Total cost of revenues	511,670	485,904	418,018
Gross profit	1,113,029	877,432	789,455
Operating expenses:
Research and development	176,834	164,010	169,043
Sales and marketing	345,643	289,157	274,544
General and administrative	142,450	109,325	97,072
Depreciation	35,237	24,496	21,587
Amortization of acquired customer-based intangible assets	81,023	68,745	53,326
Special charges	31,314	24,034	24,523
Total operating expenses	812,501	679,767	640,095
Income from operations	300,528	197,665	149,360
Other income (expense), net	3,941	(2,473)	3,549
Interest and other related expense, net	(27,934)	(16,982)	(15,564)
Income before income taxes	276,535	178,210	137,345
Provision for income taxes	58,461	29,690	12,171
Net income for the period	$218,074	$148,520	$125,174
Net loss attributable to non-controlling interests	51	—	$—
Net income attributable to OpenText	$218,125	$148,520	$125,174
Earnings per share—basic attributable to OpenText	$1.82	$1.27	$1.08
Earnings per share—diluted attributable to OpenText	$1.81	$1.26	$1.07
Weighted average number of Common Shares outstanding—basic	119,674	117,208	115,780
Weighted average number of Common Shares outstanding—diluted	120,576	118,124	117,468
Dividends declared per Common Share	$0.6225	$0.15	$—

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Three Months Ended June 30,
	2014	2013
Revenues:
License	$99,664	$78,782
Cloud services	148,891	41,890
Customer support	183,869	164,889
Professional service and other	61,554	61,706
Total revenues	493,978	347,267
Cost of revenues:
License	3,495	3,529
Cloud services	55,780	17,696
Customer support	24,195	25,351
Professional service and other	51,041	47,879
Amortization of acquired technology-based intangible assets	18,205	23,579
Total cost of revenues	152,716	118,034
Gross profit	341,262	229,233
Operating expenses:
Research and development	47,502	42,383
Sales and marketing	101,240	79,338
General and administrative	41,413	27,857
Depreciation	11,354	6,218
Amortization of acquired customer-based intangible assets	26,635	17,197
Special charges	5,413	6,767
Total operating expenses	233,557	179,760
Income from operations	107,705	49,473
Other income (expense), net	1,103	(4,180)
Interest and other related expense, net	(10,775)	(3,990)
Income before income taxes	98,033	41,303
Provision for (recovery of) income taxes	9,885	(869)
Net income for the period	$88,148	$42,172
Net gain attributable to non-controlling interests	(37)	—
Net income attributable to OpenText	$88,111	$42,172
Earnings per share—basic attributable to OpenText	$0.72	$0.36
Earnings per share—diluted attributable to OpenText	$0.72	$0.36
Weighted average number of Common Shares outstanding—basic	121,692	117,750
Weighted average number of Common Shares outstanding—diluted	122,511	118,476
Dividends declared per Common Share	$0.1725	$0.15

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Year Ended June 30,
	2014	2013	2012
Net income for the period	$218,074	$148,520	$125,174
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(2,779)	(1,879)	(9,197)
Unrealized gain (loss) on cash flow hedges
Unrealized loss	(357)	(1,054)	(1,403)
(Gain) loss reclassified into net income	3,242	(1,482)	334
Actuarial gain (loss) relating to defined benefit pension plans, net of tax
Actuarial loss	(841)	(351)	(5,840)
Amortization of actuarial loss into net income	294	292	—
Total other comprehensive loss, net, for the period	(441)	(4,474)	(16,106)
Total comprehensive income	217,633	144,046	109,068
Comprehensive loss attributable to non-controlling interests	51	—	—
Total comprehensive income attributable to OpenText	$217,684	$144,046	$109,068

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Three Months Ended June 30,
	2014	2013
Net income for the period	$88,148	$42,172
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(2,046)	2,911
Unrealized gain (loss) on cash flow hedges
Unrealized loss	1,160	(2,151)
(Gain) loss reclassified into net income	832	(43)
Actuarial gain (loss) relating to defined benefit pension plans, net of tax
Actuarial loss	(60)	401
Amortization of actuarial loss into net income	74	73
Total other comprehensive loss, net, for the period	(40)	1,191
Total comprehensive income	88,108	43,363
Comprehensive gain attributable to non-controlling interests	(37)	—
Total comprehensive income attributable to OpenText	$88,071	$43,363

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Year Ended June 30,
	2014	2013	2012
Cash flows from operating activities:
Net income for the period	$218,074	$148,520	$125,174
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	186,177	186,851	159,485
Share-based compensation expense	19,906	15,575	18,097
Excess tax benefits on share-based compensation expense	(1,844)	(915)	(2,723)
Pension expense	3,232	1,448	1,125
Amortization of debt issuance costs	3,191	2,123	1,703
Amortization of deferred charges and credits	11,307	11,815	11,579
Loss on sale and write down of property and equipment	15	24	203
Deferred taxes	(31,016)	(5,796)	(78,792)
Impairment and other non cash charges	—	—	1,389
Changes in operating assets and liabilities:
Accounts receivable	(17,186)	17,965	5,319
Prepaid expenses and other current assets	11,146	4,242	(2,079)
Income taxes	29,990	(17,053)	68,601
Deferred charges and credits	9,870	(9,274)	(22,035)
Accounts payable and accrued liabilities	(36,478)	(41,947)	(18,394)
Deferred revenue	16,601	5,418	(4,581)
Other assets	(5,858)	(494)	2,419
Net cash provided by operating activities	417,127	318,502	266,490
Cash flows from investing activities:
Additions of property and equipment	(42,268)	(23,107)	(25,828)
Purchase of patents	(192)	(192)	(193)
Purchase of GXS Group, Inc., net of cash acquired	(1,076,886)	—	—
Purchase of Cordys Holding B.V., net of cash acquired	(30,588)	—	—
Purchase of EasyLink Services International Corporation, net of cash acquired	—	(315,331)	—
Purchase of Resonate KT Limited, net of cash acquired	—	(19,366)	—
Purchase of ICCM Professional Services Limited, net of cash acquired	—	(11,257)	—
Purchase of System Solutions Australia Pty Limited (MessageManager), net of cash acquired	—	(516)	(1,738)
Purchase of Global 360 Holding Corp., net of cash acquired	—	—	(245,653)
Purchase of Operitel Corporation, net of cash acquired	—	—	(7,014)
Purchase consideration for prior period acquisitions	(887)	(875)	(1,113)
Other investing activities	(2,547)	(3,750)	—
Net cash used in investing activities	(1,153,368)	(374,394)	(281,539)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	1,844	915	2,723
Proceeds from issuance of Common Shares	24,808	16,347	21,270
Equity issuance costs	(144)	—	—
Purchase of Treasury Stock	(1,275)	—	(10,888)
Proceeds from long-term debt and revolver	800,000	—	648,500
Repayment of long-term debt	(45,911)	(30,677)	(349,187)
Debt issuance costs	(16,685)	—	(9,834)
Payments of dividends to shareholders	(74,693)	(17,703)	—
Net cash provided by (used in) financing activities	687,944	(31,118)	302,584
Foreign exchange gain (loss) on cash held in foreign currencies	5,742	(2,292)	(11,928)
Increase (decrease) in cash and cash equivalents during the period	(42,555)	(89,302)	275,607
Cash and cash equivalents at beginning of the period	470,445	559,747	284,140
Cash and cash equivalents at end of the period	$427,890	$470,445	$559,747

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Three Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income for the period	$88,148	$42,172
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	56,194	46,994
Share-based compensation expense	4,199	5,422
Excess tax benefits on share-based compensation expense	(169)	(303)
Pension expense	1,268	339
Amortization of debt issuance costs	1,131	532
Amortization of deferred charges and credits	2,667	3,195
Loss on sale and write down of property and equipment	—	—
Deferred taxes	(26,813)	1,566
Changes in operating assets and liabilities:
Accounts receivable	(36,315)	2,578
Prepaid expenses and other current assets	29,771	6,303
Income taxes	24,412	(2,146)
Deferred charges and credits	—	(12,854)
Accounts payable and accrued liabilities	(3,600)	(14,354)
Deferred revenue	(3,421)	(12,774)
Other assets	(2,558)	(1,453)
Net cash provided by operating activities	134,914	65,217
Cash flows from investing activities:
Additions of property and equipment	(13,825)	(7,315)
Purchase of patents	—	(192)
Purchase of GXS Group, Inc., net of cash acquired	785	—
Purchase of Cordys Holding B.V., net of cash acquired	—	—
Purchase of EasyLink Services International Corporation, net of cash acquired	—	—
Purchase of Resonate KT Limited, net of cash acquired	—	—
Purchase of ICCM Professional Services Limited, net of cash acquired	—	(11,257)
Purchase of System Solutions Australia Pty Limited (MessageManager), net of cash acquired	—	—
Purchase consideration for prior period acquisitions	(222)	(222)
Other investing activities	—	(3,750)
Net cash used in investing activities	(13,262)	(22,736)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	169	303
Proceeds from issuance of Common Shares	5,090	8,817
Equity issuance costs	—	—
Purchase of Treasury Stock	—	—
Proceeds from long-term debt and revolver	—	—
Repayment of long-term debt	(13,412)	(7,669)
Debt issuance costs	(653)	—
Payments of dividends to shareholders	(21,001)	(17,703)
Net cash provided by (used in) financing activities	(29,807)	(16,252)
Foreign exchange gain (loss) on cash held in foreign currencies	(26)	(2,695)
Increase (decrease) in cash and cash equivalents during the period	91,819	23,534
Cash and cash equivalents at beginning of the period	336,071	446,911
Cash and cash equivalents at end of the period	$427,890	$470,445

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges, and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges, share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2014. (In thousands except for per share amounts)
	Three Months Ended June 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$55,780		$(197)	(1)	$55,583
Customer support	24,195		(207)	(1)	23,988
Professional service and other	51,041		(112)	(1)	50,929
Amortization of acquired technology-based intangible assets	18,205		(18,205)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	341,262	69.1%	18,721	(3)	359,983	72.9%
Operating expenses
Research and development	47,502		(450)	(1)	47,052
Sales and marketing	101,240		(1,112)	(1)	100,128
General and administrative	41,413		(2,121)	(1)	39,292
Amortization of acquired customer-based intangible assets	26,635		(26,635)	(2)	—
Special charges	5,413		(5,413)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	107,705	21.8%	54,452	(5)	162,157	32.8%
Other income (expense), net	1,103		(1,103)	(6)	—
Provision for (recovery of) income taxes	9,885		12,785	(7)	22,670
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	88,111		40,564	(8)	128,675
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.72		$0.33	(8)	$1.05

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 10% and a Non-GAAP-based tax rate of 15%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$128,675	$1.05
Less:
Amortization	44,840	0.37
Share-based compensation	4,199	0.03
Special charges	5,413	0.04
Other (income) expense, net	(1,103)	(0.01)
GAAP-based provision for (recovery of) income taxes	9,885	0.08
Non-GAAP-based provision for income taxes	(22,670)	(0.18)
GAAP-based net income, attributable to OpenText	$88,111	$0.72

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the year ended June 30, 2014. (In thousands except for per share amounts)
	Year Ended June 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$135,472		$(342)	(1)	$135,130
Customer support	95,980		(754)	(1)	95,226
Professional service and other	196,939		(855)	(1)	196,084
Amortization of acquired technology-based intangible assets	69,917		(69,917)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,113,029	68.5%	71,868	(3)	1,184,897	72.9%
Operating expenses
Research and development	176,834		(2,356)	(1)	174,478
Sales and marketing	345,643		(7,312)	(1)	338,331
General and administrative	142,450		(8,287)	(1)	134,163
Amortization of acquired customer-based intangible assets	81,023		(81,023)	(2)	—
Special charges	31,314		(31,314)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	300,528	18.5%	202,160	(5)	502,688	30.9%
Other income (expense), net	3,941		(3,941)	(6)	—
Provision for (recovery of) income taxes	58,461		9,569	(7)	68,030
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	218,125		188,650	(8)	406,775
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.81		$1.56	(8)	$3.37

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 21% and a Non-GAAP-based tax rate of 14.3%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$406,775	$3.37
Less:
Amortization	150,940	1.25
Share-based compensation	19,906	0.17
Special charges	31,314	0.26
Other (income) expense, net	(3,941)	(0.03)
GAAP-based provision for (recovery of) income taxes	58,461	0.48
Non-GAAP-based provision for income taxes	(68,030)	(0.57)
GAAP-based net income, attributable to OpenText	$218,125	$1.81

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2014. (In thousands except for per share amounts)
	Three Months Ended March 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$49,464		$(167)	(1)	$49,297
Customer support	25,206		(138)	(1)	25,068
Professional service and other	49,218		(245)	(1)	48,973
Amortization of acquired technology-based intangible assets	17,147		(17,147)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	298,192	67.3%	17,697	(3)	315,889	71.3%
Operating expenses
Research and development	47,199		(384)	(1)	46,815
Sales and marketing	93,700		(1,926)	(1)	91,774
General and administrative	39,336		(1,558)	(1)	37,778
Amortization of acquired customer-based intangible assets	24,679		(24,679)	(2)	—
Special charges	15,902		(15,902)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	66,849	15.1%	62,146	(5)	128,995	29.1%
Other income (expense), net	1,652		(1,652)	(6)	—
Provision for (recovery of) income taxes	12,971		3,814	(7)	16,785
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	45,884		56,680	(8)	102,564
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.38		$0.46	(8)	$0.84

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 22% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended March 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$102,564	$0.84
Less:
Amortization	41,826	0.34
Share-based compensation	4,418	0.04
Special charges	15,902	0.13
Other (income) expense, net	(1,652)	(0.01)
GAAP-based provision for (recovery of) income taxes	12,971	0.11
Non-GAAP-based provision for income taxes	(16,785)	(0.15)
GAAP-based net income, attributable to OpenText	$45,884	$0.38

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the nine months ended March 31, 2014. (In thousands except for per share amounts)
	Nine Months Ended March 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$79,692		$(145)	(1)	$79,547
Customer support	71,785		(547)	(1)	71,238
Professional service and other	145,898		(743)	(1)	145,155
Amortization of acquired technology-based intangible assets	51,712		(51,712)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	771,767	68.3%	53,147	(3)	824,914	73.0%
Operating expenses
Research and development	129,332		(1,906)	(1)	127,426
Sales and marketing	244,403		(6,200)	(1)	238,203
General and administrative	101,037		(6,166)	(1)	94,871
Amortization of acquired customer-based intangible assets	54,388		(54,388)	(2)	—
Special charges	25,901		(25,901)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	192,823	17.1%	147,708	(5)	340,531	30.1%
Other income (expense), net	2,838		(2,838)	(6)	—
Provision for (recovery of) income taxes	48,576		(3,216)	(7)	45,360
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	130,014		148,086	(8)	278,100
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.08		$1.24	(8)	$2.32

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 27% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Nine Months Ended March 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$278,100	$2.32
Less:
Amortization	106,100	0.88
Share-based compensation	15,707	0.13
Special charges	25,901	0.22
Other (income) expense, net	(2,838)	(0.02)
GAAP-based provision for (recovery of) income taxes	48,576	0.40
Non-GAAP-based provision for income taxes	(45,360)	(0.37)
GAAP-based net income, attributable to OpenText	$130,014	$1.08

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended June 30, 2013. (In thousands except for per share amounts)
	Three Months Ended June 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$17,696		$(48)	(1)	$17,648
Customer support	25,351		(159)	(1)	25,192
Professional service and other	47,879		(255)	(1)	47,624
Amortization of acquired technology-based intangible assets	23,579		(23,579)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	229,233	66.0%	24,041	(3)	253,274	72.9%
Operating expenses
Research and development	42,383		(526)	(1)	41,857
Sales and marketing	79,338		(2,476)	(1)	76,862
General and administrative	27,857		(1,958)	(1)	25,899
Amortization of acquired customer-based intangible assets	17,197		(17,197)	(2)	—
Special charges	6,767		(6,767)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	49,473	14.2%	52,965	(5)	102,438	29.5%
Other income (expense), net	(4,180)		4,180	(6)	—
Provision for (recovery of) income taxes	(869)		14,652	(7)	13,783
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	42,172		42,493	(8)	84,665
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.36		$0.36	(8)	$0.72

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 2% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2013
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$84,665	$0.72
Less:
Amortization	40,776	0.34
Share-based compensation	5,422	0.05
Special charges	6,767	0.06
Other (income) expense, net	4,180	0.04
GAAP-based provision for (recovery of) income taxes	(869)	(0.01)
Non-GAAP-based provision for income taxes	(13,783)	(0.12)
GAAP-based net income, attributable to OpenText	$42,172	$0.36

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the year ended June 30, 2013. (In thousands except for per share amounts)
	Year Ended June 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$72,365		$(128)	(1)	$72,237
Customer support	106,948		(434)	(1)	106,514
Professional service and other	196,874		(915)	(1)	195,959
Amortization of acquired technology-based intangible assets	93,610		(93,610)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	877,432	64.4%	95,087	(3)	972,519	71.3%
Operating expenses
Research and development	164,010		(1,693)	(1)	162,317
Sales and marketing	289,157		(8,429)	(1)	280,728
General and administrative	109,325		(3,976)	(1)	105,349
Amortization of acquired customer-based intangible assets	68,745		(68,745)	(2)	—
Special charges	24,034		(24,034)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	197,665	14.5%	201,964	(5)	399,629	29.3%
Other income (expense), net	(2,473)		2,473	(6)	—
Provision for (recovery of) income taxes	29,690		23,881	(7)	53,571
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	148,520		180,556	(8)	329,076
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.26		$1.53	(8)	$2.79

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 17% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Year Ended June 30, 2013
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$329,076	$2.79
Less:
Amortization	162,355	1.37
Share-based compensation	15,575	0.13
Special charges	24,034	0.20
Other (income) expense, net	2,473	0.02
GAAP-based provision for (recovery of) income taxes	29,690	0.25
Non-GAAP-based provision for income taxes	(53,571)	(0.44)
GAAP-based net income, attributable to OpenText	$148,520	$1.26

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months and year ended June 30, 2014 and 2013:

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	18%	26%	17%
GBP	9%	10%	8%	8%
CAD	5%	12%	6%	19%
USD	49%	42%	49%	42%
Other	12%	18%	11%	14%
Total	100%	100%	100%	100%

	Year Ended June 30, 2014		Year Ended June 30, 2013
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	27%	18%	26%	17%
GBP	9%	9%	8%	8%
CAD	5%	15%	6%	18%
USD	48%	42%	49%	43%
Other	11%	16%	11%	14%
Total	100%	100%	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.